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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  May 17, 2000


                                   DQE, Inc.
                                   ---------
             (Exact name of registrant as specified in its charter)


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          Pennsylvania                      1-10290                25-1598483
          ------------                      -------                ----------
(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                                Identification No.)

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                    Cherrington Corporate Center, Suite 100
         500 Cherrington Parkway, Coraopolis, Pennsylvania  15108-3184
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 269-0700



                                      N/A
         (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     On, May 17, 2000, the Third Circuit Court of Appeals handed down its ruling in the Allegheny Energy lawsuit against DQE, Inc., over its now terminated merger agreement. This unanimous ruling affirms the December 3, 1999 decision of the U.S. District Court for the Western District of Pennsylvania that DQE had properly terminated the merger agreement without breach, and the grant of judgment in DQE's favor on all claims and all requests for injunctive relief.

Items 6-9.  Not applicable.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                           DQE, Inc.
                                                         ------------
                                                         (Registrant)



Date    May 23, 2000                                   /s/Morgan K. O'Brien
        ------------                                 ------------------------
                                                            (Signature)
                                                         Morgan K. O'Brien
                                                     Executive Vice President,
                                                       Corporate Development